UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

ZimVie Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41242	87-2007795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Riverside Drive Palm Beach Gardens, Florida	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 342-5454

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIMV	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on July 20, 2025, ZimVie Inc. (“ZimVie” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zamboni Parent Inc., a Delaware corporation (“Parent”), and Zamboni MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), which provides for the merger of MergerCo with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

On October 20, 2025 (the “Closing Date”), on the terms and subject to the conditions set forth in the Merger Agreement and pursuant to and in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Merger was consummated. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of MergerCo ceased, and the Company survived the Merger as a wholly owned subsidiary of Parent.

Item 1.01 Entry into a Material Definitive Agreement.

On October 20, the Company entered into that certain First Lien Credit Agreement, by and among MergerCo, as initial borrower, the Company, as successor borrower, Parent, as holdings, Golub Capital LLC, as administrative agent, collateral agent, lead arranger and sole bookrunner and the lenders and each letter of credit issuer thereunder from time to time party thereto (the “Credit Agreement”).

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

On October 20, 2025, in connection with entry into the Credit Agreement described in Item 1.01 and the Merger, the Company repaid in full all indebtedness and other obligations outstanding under, and terminated, the Credit Agreement, dated as of December 17, 2021, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and syndication agent, and the lenders and issuing banks named therein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, at the Effective Time, on the terms and subject to the conditions set forth in the Merger Agreement, (i) Parent completed its previously announced acquisition of the Company, (ii) the Company became a wholly owned subsidiary of Parent and (iii) each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock that, immediately prior to the Effective Time, were (a) held by Parent or MergerCo, (b) held by the Company as treasury shares or (c) held by any person who properly exercised appraisal rights under the DGCL) converted into the right to receive an amount in cash equal to $19.00 per share, without interest (the “Merger Consideration”).

In addition, on the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (i) each restricted stock unit with respect to Company Common Stock (each, an “RSU”) outstanding immediately prior to the Effective Time vested in full (to the extent then-unvested) and was canceled and converted into the right to receive an amount in cash equal to the number of shares of Company Common Stock subject to such RSU multiplied by the Merger Consideration, (ii) each option to purchase shares of Company Common Stock (each, an “Option”) outstanding immediately prior to the Effective Time vested in full (to the extent then-unvested) and was canceled and converted into the right to receive an amount in cash equal to the number of shares of Company Common Stock issuable upon exercise of such Option multiplied by the excess (if any) of the Merger Consideration over the per share exercise price of such Option (unless the per share exercise price of such Option was equal to or greater than the Merger Consideration, in which case such Option was canceled for no consideration) and (iii) each deferred stock unit (whether settled in cash or in shares of Company Common Stock) (each, a “DSU”) outstanding immediately prior to the Effective Time vested in full (to the extent then-unvested) and was canceled and converted into the right to receive an amount in cash equal to the number of shares of Company Common Stock subject to such DSU multiplied by the Merger Consideration.

The Merger Consideration was funded through equity contributions received by Parent and with proceeds from debt financing.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2025, the terms of which are incorporated herein by reference.

The information in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified the NASDAQ Global Market (together with the Nasdaq Stock Market LLC, “NASDAQ”) on October 13, 2025 of the anticipated closing of the Merger on the Closing Date and requested that the trading of the Company Common Stock be suspended and listing of the Company Common Stock on NASDAQ be removed. On October 20, 2025, NASDAQ filed with the SEC a Form 25 to report that the Company Common Stock was no longer listed on NASDAQ and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of Company Common Stock from NASDAQ will be effective on October 30, 2025 (10 days after the filing of the Form 25). Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notification of Termination on Form 15 requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Company Common Stock.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

The information in the Introductory Note and in Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Arrangements of Certain Officers.

The information in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Effective upon the consummation of the Merger, in accordance with the Merger Agreement, each of Vafa Jamali, Sally Crawford, Vinit Asar, Dr. Richard E. Kuntz and Karen Matusinec resigned from the board of directors of the Company (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of the Company, and André-Michel Ballester and Bryan Alterman were appointed as directors of the Company.

In addition, effective upon the consummation of the Merger, in accordance with the Merger Agreement, each of Vafa Jamali, Richard Heppenstall, Indraneel Kanaglekar, Heather Kidwell, Steve Rondeau, Ruth Lopez and Sandra Schneider resigned and ceased to be officers of the Company, and André-Michel Ballester and Bryan Alterman were appointed as officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the consummation of the Merger, effective on the Closing Date, the certificate of incorporation and bylaws of the Company were each amended and restated in their entirety. A copy of the ZimVie Inc. Second Amended and Restated Certificate of Incorporation and the ZimVie Inc. Second Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01 Other Events

On October 20, 2025, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of July 20, 2025, by and among ZimVie Inc., Zamboni Parent Inc. and Zamboni MergerCo Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by ZimVie Inc. on July 21, 2025)

3.1	ZimVie Inc. Second Amended and Restated Certificate of Incorporation

3.2	ZimVie Inc. Second Amended and Restated Bylaws

99.1	Press Release, dated October 20, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMVIE INC.

By:	/s/ Heather Kidwell
	Name:	Heather Kidwell
	Title:	Senior Vice President, Chief Legal, Compliance and Human Resources Officer and Corporate Secretary

Date: October 20, 2025